SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 11, 2003

Date of Report
(Date of earliest event reported)

QLT INC.

(Exact name of registrant as specified in its charter)

Province of British Columbia, Canada	0-17082	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

887 Great Northern Way, Vancouver, BC V5T 4T5, Canada
(Address of principal executive offices, including zip code)

(604) 872-7881
(Registrant’s telephone number, including area code)

Item 5.                                                           Other Events and Regulation FD Disclosure

QLT Inc. (the “Company”) is filing as exhibits to this current report on Form 8-K the Special Resolution and “Company Act” Amended Memorandum of the Company and the material contracts listed in the exhibit list set forth in Item 7(c) below.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

3.1                                 Special Resolution and “Company Act” Amended Memorandum of QLT Inc. dated May 5, 2000

10.1                           Form of Indemnity Agreement

10.2                           Form of Change of Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2003

QLT INC.

	By:	/s/ William J. Newell
		Name:	William J. Newell
		Title:	Senior Vice President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Special Resolution and “Company Act” Amended Memorandum of QLT Inc. dated May 5, 2000
10.1	Form of Indemnity Agreement
10.2	Form of Change of Control Agreement